Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                                         11/15/00


        Blended Coupon 6.2108%


        Excess Protection Level
          3 Month Average   5.88%
          April, 2000   5.63%
          March, 2000   5.93%
          February, 2000   6.06%


        Cash Yield                                  18.13%


        Investor Charge Offs                         4.70%


        Base Rate                                    7.80%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $5,612,664,435.23